SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 2, 2010
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number including area code)
N/A
(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 2, 2010, the Board of Directors of Forrester Research, Inc. (the “Company”) approved amendments to sections 1.1, 1.2, 1.4, 1.5, 1.7, 1.8, 2.8, 2.9, 2.10, and 5.3 of the Company’s Amended and Restated By-Laws. The amendments, effective immediately, are designed principally to permit notification of meetings, if any, to stockholders and directors by electronic transmission or any means permitted by applicable law, to provide for attendance at stockholder meetings via remote communication by which stockholders and proxy holders may be deemed to be present and vote at such meetings, and to permit telephonic and internet proxy voting by stockholders and proxy holders.
The foregoing description is qualified in its entirety by reference to the Amended and Restated By-Laws, effective as of February 2, 2010, filed as Exhibit 3.1 to this report and incorporated herein by reference.
Item 9.01: Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated By-Laws of Forrester Research, Inc., effective February 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ GAIL S. MANN
	Name:	Gail S. Mann
	Title:	Chief Legal Officer

Date: February 4, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Forrester Research, Inc., effective February 2, 2010